Document and Entity Information	Nov. 02, 2022
Cover [Abstract]
Amendment Flag	true
Entity Central Index Key	0001674168
Document Type	8-K/A
Document Period End Date	Nov. 02, 2022
Entity Registrant Name	Hilton Grand Vacations Inc.
Entity Incorporation State Country Code	DE
Entity File Number	001-37794
Entity Tax Identification Number	81-2545345
Entity Address, Address Line One	6355 MetroWest Boulevard
Entity Address, Address Line Two	Suite 180
Entity Address, City or Town	Orlando
Entity Address, State or Province	FL
Entity Address, Postal Zip Code	32835
City Area Code	(407)
Local Phone Number	613-3100
Written Communications	false
Soliciting Material	false
Pre Commencement Tender Offer	false
Pre Commencement Issuer Tender Offer	false
Security 12b Title	Common Stock, $0.01 par value per share
Trading Symbol	HGV
Security Exchange Name	NYSE
Entity Emerging Growth Company	false
Amendment Description	As previously reported on a Current Report on Form 8-K filed on November 4, 2022, Stan R. Soroka, Executive Vice President and Chief Customer Officer of Hilton Grand Vacations Inc. (the “Company”), notified the Company of his intention to retire from the Company effective December 31, 2022 (the “Retirement Date”). In connection with the retirement, on December 28, 2022, the Company and Mr. Soroka entered into a retirement and consulting agreement (the “Agreement”). Pursuant to the terms of the Agreement, and subject to, and conditioned upon, Mr. Soroka’s execution and non-revocation of a release of claims against the Company, compliance with non-competition and non-solicitation covenants for a period of 24 months following the Retirement Date, and compliance with covenants covering confidentiality and non-disparagement for an indefinite period, Mr. Soroka will be entitled to receive (a) a lump-sum cash payment equal to $250,000 on the Company’s first normal payroll date occurring on or after January 31, 2023, (b) an annual bonus for fiscal year 2022, equal to the annual bonus, if any, that would have been earned by Mr. Soroka if he had been employed on the normal payment date for such bonus under the Company’s short-term incentive plan based on actual level of performance achieved for 2022, and (c) an amount equal to the excess of monthly healthcare coverage premium over the amount that he would have had to pay for such coverage if he had remained employed, for a total period of eighteen (18) months following the Retirement Date. All of Mr. Soroka’s equity awards that are outstanding as of the Retirement Date will be treated as provided in the Company’s 2017 Omnibus Incentive Plan, as amended, and the applicable award agreements, in the case of a “Retirement” (as defined therein). In addition, to facilitate an orderly transition for his successor, Mr. Soroka has agreed to provide certain consulting services to the Company commencing on January 1, 2023 for a period of twelve (12) months, which term is subject to automatic renewal for an additional twelve (12) months thereafter unless terminated earlier, for $30,000 per month. The consulting period is subject to earlier termination in certain cases. The Company and Mr. Soroka have expressly agreed that the retirement and separation in accordance with the Agreement does not constitute a “Qualifying Termination” that would result in payments of severance benefits to Mr. Soroka pursuant to that certain Severance Agreement, dated as of April 17, 2017, between the parties. This summary is qualified in its entirety by reference to the full text of the Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated herein by reference.